DELAWARE VIP TRUST
(the "Trust")

Delaware VIP International Value Equity Series
(the "Series")

Supplement to the Series' Statement of Additional Information
dated April 29, 2008

The following replaces the information regarding investment professionals affiliated with the Trust for the Series only in the section entitled, "Management of the Trust - Officers and Trustees":

Name, Address and Birthdate	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward A. ("Ned") Gray 2005 Market Street Philadelphia, PA 19103 May 1958	Senior Vice President and Senior Portfolio Manager	2 years

Senior Vice President and Senior Portfolio Manager - Delaware Investment Advisers
(June 2005 - Present)

Arborway Capital - Co-Founder
(January 2005 - June 2005)

Senior Investment Professional - Thomas Weisel Asset Management
(2002 - 2005)

Senior Investment Professional - ValueQuest
(1987 - 2002)

Todd A. Bassion 2005 Market Street Philadelphia, PA 19103 March 1977	Vice President and Portfolio Manager	1 year

Prior to becoming a portfolio manager on January 25, 2006, Mr. Bassion was a Senior Research Analyst at Delaware Investments
(June 2005 - Present)

Arborway Capital - Senior Research Analyst
(January 2005 - June 2005)

Thomas Weisel Asset - Senior Analyst
(2002 - 2005)

ValueQuest - Research Associate
(2000 - 2002)

Dr. Lawrence G. Franko 2005 Market Street Philadelphia, PA 19103 November 1942	Vice President and Senior Equity Analyst	3 years	Vice President and Senior Equity Analyst - Delaware Investment Advisers, a series of Delaware Management Business Trust (June 2005 - Present) Advisor - Thomas Weisel Asset Management (2002 - 2005)
Anu B. Kothari 2005 Market Street Philadelphia, PA 19103 January 1967	Vice President and Equity Analyst	Less than 1 year

Vice President and Equity Analyst - Delaware Investment Advisers, a series of Delaware Management Business Trust
(January 2008 - Present)

Senior Equity Research Analyst - State Street Global Advisors
(2002 - 2008)

Juliet J. Xu 2005 Market Street Philadelphia, PA 19103 November 1974	Equity Analyst	2 years	Equity Analyst - Delaware Investment Advisers, a series of Delaware Management Business Trust (November 2005 - Present)

The following information replaces the section entitled, "Portfolio Managers" for the Series only:

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2007. Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Edward A. ("Ned") Gray
Registered Investment Companies	6	$1.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$809.1 million	0	$0
Todd A. Bassion
Registered Investment Companies	6	$1.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	13	$809.4 million	0	$0
Dr. Lawrence G. Franko
Registered Investment Companies	6	$1.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$808.9 million	0	$0
Anu B. Kothari
Registered Investment Companies	6	$1.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$808.9 million	0	$0
Juliet J. Xu
Registered Investment Companies	6	$1.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7	$808.9 million	0	$0
Liu-Er Chen
Registered Investment Companies	2	$1.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$7.6 million	0	$0

Description of Material Conflicts Of Interest
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio's manager's compensation consists of the following:

Base Salary: Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus
6. (Gray and Bassion): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Deferred Compensation: Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In addition, certain managers may be awarded restricted stock units, or "performance shares," in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of the Manager with a more direct means of participating in the growth of the Manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire 10 years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30, and December 31.

Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of December 31, 2007, none of the portfolio managers of Delaware VIP International Value Equity Series owned shares of the Series.

Please keep this Supplement for future reference.

This Supplement is dated July 18, 2008.